                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    December 3, 1996
                                                          ----------------

                             AMERICAN MEDCARE CORPORATION
               --------------------------------------------------
               (exact name of registrant as specified in chapter)



         Delaware                     002-82208-A               59-2248411
------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
    of Incorporation)                  File Number)         Identification No.)


   2970 Clairmont Road, Suite 950 Atlanta, GA                     30329
-------------------------------------------------------------------------------
     (Address of principal executive office)                   (zip code)

       Registrant's telephone number, including area code: 404-633-0046
                                                           ------------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

                                    Contents
                                    --------
                                                                         Page

Item 2:  Acquisition or Disposition of assets ...........................  3

Item 7:  Financial Statements and Exhibits ..............................  3

Signatures ..............................................................  5

Index to Financial Statements ...........................................F-1

Item 2   Acquisition or Disposition of Assets.

As previously disclosed on Form 10-Q SB filed on December 16, 1996, a wholly-owned subsidiary of American Medcare Corp. (the "Company") acquired the assets, subject to the assumption of certain liabilities of the healthcare division of Info Systems, Inc. ("HCD"), headquartered in Charlotte, North Carolina. The acquisition occurred on December 3, 1996. The HCD division markets IBM AS/400-based practice management systems to mid-size and large medical practices and clinics. The aggregate consideration consisted of $150,000 in cash, paid at the closing, and a promissory note of $1,550,000, subject to adjustment, payable upon the consummation of the merger of AMC with InfoCure. InfoCure Corporation has filed a registration statement on Form SB-2 (the "Registration Statement") as Registration No. 333-18923.


Item 7  Financial Statements and Exhibits.

(a)   Financial Statements for Business Acquired.

Reference is made to HCD's financial statements filed as a part of the Registration Statement (incorporated herein by reference to the Registration Statement).

(b)   Pro forma financial information

The index to financial statements appears at page F-1.

(c)   Exhibits


The following exhibits are titled herewith:


   Exhibit Number                         Description
   --------------     ---------------------------------------------------
   10.8               Asset Purchase Agreement between AMC and Info
                      Systems of North Carolina, Inc. ("Info Systems"),
                      dated December 3, 1996 (incorporated herein by reference
                      to Exhibit 10.8 of the Registration Statement.)

   10.9 Promissory Note of AMC dated December 3, 1996 payable to Info Systems (incorporated herein by reference to Exhibit 10.9 of the Registration Statement.)

   10.10 Management Agreement between HCD and Info Systems dated December 3, 1996 (incorporated herein by reference to Exhibit 10.10 of the Registration Statement.)

                                       4

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AMERICAN MEDCARE CORP.
                                  (Registrant)



Date:  February 18, 1997          by:   /s/ Frederick L. Fine

                                      Frederick L. Fine
                                      Chairman/President/CEO

                         INDEX TO FINANCIAL STATEMENTS
                          AMERICAN MEDCARE CORPORATION
                                    FORM 8-K



HCD
---

Report of Independent Certified Public Accountants *......................F-53

Balance Sheets*...........................................................F-54

Statements of Operations*.................................................F-55

Statements of Cash Flows *................................................F-56

Notes to Financial Statements *...........................................F-57



American Medcare Corp. Pro Forma Condensed Consolidated Financial Statements
----------------------------------------------------------------------------
(Unaudited)
-----------

Introduction...............................................................F-2

Pro Forma Condensed Consolidated Balance Sheet as of October 31, 1996......F-3

Pro Forma Condensed Consolidated Statement of Operations
     for the Nine Months ended October 31, 1996............................F-4

Notes to Pro Forma Condensed Consolidated Financial Statements.............F-5



* incorporated by reference to the Registration Statement on Form SB-2 Registration No. 333-18923

                 American Medcare Corporation and Subsidiaries
             Condensed Consolidated Pro Forma Financial Statements
                                  (unaudited)


Introduction

The accompanying unaudited pro forma condensed consolidated financial statements are presented to illustrate the effect on the Company's historical financial position and results of operations on the consummation of the acquisition of HCD.

The unaudited pro forma condensed consolidated balance sheet has been prepared as if the acquisition had occurred on October 31, 1996, and uses the Company's October 31, 1996 consolidated balance sheet and HCD's September 30, 1996 balance sheet.

The unaudited pro forma consolidated statement of operations has been prepared as if the acquisition had occurred on February 1, 1996 and uses the Company's results of operations through nine months ended October 31, 1996, and HCD's results of operations for the nine months ended September 30, 1996.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the Company's future financial position or results of operations. Among other things, the unaudited pro forma condensed consolidated statement of operations reflects adjustments only for (i) the effects of the elimination of costs associated with staff positions and allocated corporate overhead at HCD,
(ii) the assets acquired and liabilities assumed, (iii) amortization of goodwill with an appropriate life, and (iv) the elimination of interest on debt of the former parent not assumed as part of the acquisition.

                 AMERICAN MEDCARE CORPORATION AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                   (000's except for per share information)

                                                             AMC           HCD
                                                          October 31,  September 30,     Proforma
                                                             1996          1996         Adjustment     Proforma
                                                          ----------   ------------     ----------     --------
                                                          (Unaudited)   (Unaudited)
ASSETS:
Current assets:
    Cash and cash equivalents                              $   183        $   --         $  (150)[A]   $    33
    Accounts receivable, less reserves                         198            529                          727
    Due from ISI                                               --             --             117 [A]       117
    Inventory                                                  --              35                           35
    Prepaid expenses and other current assets                   31             26            (26)[A]        31
    Deferred income tax assets                                 --              48            (48)[A]
                                                           -------        -------        -------       -------
          Total current assets                                 412            638        $  (107)          943

Property and equipment, net                                     45             67                          112
Miscellaneous                                                  207            --                           207
Capitalized software development costs, net                    --             130                          130
Goodwill                                                                                   1,942         1,942
                                                           -------        -------        -------       -------
          Total assets                                     $   664        $   835        $ 1,835       $ 3,334
                                                           =======        =======        =======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY (CAPITAL DEFICIT):
Current liabilities:
    Accounts payable                                       $   302        $   500        $   (63)[A]   $   865
    Accrued expenses                                           379             52             41 [A]       390
    Deferred revenue and customer deposits                     406            546                          952
    Note payable                                               --             --          (1,550)[A]     1,550
    Current portion of long-term debt                          310            147            147 [A]       310
                                                           -------        -------        -------       -------
          Total current liabilities                          1,397          1,245         (1,425)        4,067
Long-term debt, less current portion                           540            195            195 [A]       540
Deferred income tax liabilities                                --              44             44 [A]         0
                                                           -------        -------        -------       -------
          Total liabilities                                  1,937          1,484         (1,186)        4,607
Commitments and contingencies
Divisional equity (deficit)                                    --            (649)          (649)            0
Stockholders' equity (capital deficit):
    Common stock                                                47            --                            47
    Stock purchase warrant                                     500            --                           500
    Additional paid-in capital                               2,110            --                         2,110
    Deficit                                                 (3,830)           --                        (3,830)
    Treasury stock, 228,489 shares at cost                    (100)           --                          (100)
                                                           -------        -------        -------       -------
          Total stockholders' equity (capital deficit)      (1,273)          (649)          (649)       (1,273)
                                                           -------        -------        -------       -------
                                                           $   664        $   835        $(1,835)      $ 3,334
                                                           =======        =======        =======       =======

See notes to pro forma condensed consolidated financial statements.

                 AMERICAN MEDCARE CORPORATION AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   (000's except for per share information)

                                                     AMC                 HCD
                                              Nine Months Ended    Nine Months Ended
                                                 October 31,        September 30,          Proforma
                                                    1996                 1996             Adjustment            Proforma
                                              -----------------    ----------------     -----------------    ---------------
                                                 (Unaudited)         (Unaudited)
REVENUES:
    Systems and software sales                 $       592         $     1,681            $                    $     2,273
    Maintenance and support                          1,068               1,296                                       2,364
    Other                                               --                  62                                          62
                                              ------------         -----------                                 -----------
    Total revenues                                   1,660               3,039                                       4,699
Cost of revenues                                       299                 917                                       1,216
                                              ------------         -----------                                 -----------
Gross margin                                         1,361               2,122                                       3,483
                                              ------------         -----------                                 -----------

Operating costs and expenses:
    Selling, general and administrative
       expenses                                      1,574               2,055               (1,183)[B]              2,446
    Depreciation and amortization                       55                  88                   66 [C]                209
                                              ------------         -----------           ----------            -----------
    Total operating costs and expenses               1,629               2,143               (1,117)                 2,655
                                              ------------         -----------           ----------            -----------
Operating income (loss)                               (268)                (21)              (1,117)                   828

Other income (expense):
    Interest expense                                   (60)                (27)                 (27)[D]                (60)
    Other                                                3                  --                   --                      3
                                              ------------         -----------           ----------            -----------
Income before taxes                                   (325)                (48)              (1,144)                   771
    Income tax expense                                  --                 (19)                 301 [E]       $        282
    Realization of deferred tax asset                   --                  --                 (282)[E]       $       (282)
                                              ------------         -----------           ----------            -----------
Net income (loss)                              $      (325)         $      (29)           $ (1,125)           $        771
                                              ============         ===========           ==========           ============

Net loss per common share                           ($0.01)                                                          $0.02
                                              ============                                                    ============
Weighted average common shares outstanding      43,531,234                                                      43,531,234
                                              ============                                                    ============

See notes to pro forma condensed consolidated financial statements.

                          American Medcare Corporation
                          Notes to Pro Forma Condensed
                       Consolidated Financial Statements
                                  (unaudited)



Note 1    Basis of Presentation

          Reference is made to the "Introduction" at page F-2.

Note 2    Pro Forma Adjustments

          A Records assets acquired, liabilities assumed, obligation for balance of purchase price and allocation thereof.


                                                                  (000's)
                                                                  -------

                Components of purchase price
                    Cash                                          $  150
                    Note payable                                   1,550
                    Acquisition costs                                 63
                    Closing adjustments                             (117)
                                                                  -------
                                                                   1,646

                    Liabilites assumed over net assets              (296)
                                                                  ------
                    Goodwill                                      $1,942


          B Records elimination of costs associated with staff positions and corporate overhead not part of acquisition.

          C Record amortization of goodwill over its estimated useful life of 22 years.

          D Eliminate interest on debt of former parent not assumed as part of acquisition.

          E Note the pro forma consolidated statement of operations includes an allocation for taxes, as well as the application of a net operating loss carry forward, showing the effect of the realization of the tax asset, resulting in a net tax of 0.